UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2011

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 000-23601

Federal	16-1540137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2011, the Board of Directors of Pathfinder Bancorp, Inc. (the "Board") voted to amend its By-laws to provide that the Board will consist of ten (10) directors, rather than the current nine (9) directors.  Historically, the Board consisted of 10 directors.  When a director retired several years ago, the board voted to reduce the size of the Board rather than fill the vacant seat.  The Company is presently expanding into the Onondaga County market and believes additional representation on the Board from members familiar with that market may be beneficial to the Company.  Accordingly, the Board voted to return to its historical size of 10.  The by-law amendment will be effective upon non-objection from the Company's federal regulator, the Office of Thrift Supervision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: February 2, 2011	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer